Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated February 12, 2024
to the Prospectus and Summary Prospectus
dated March 30, 2023, as supplemented,
for Rockefeller Climate Solutions Fund (the “Fund”),
a series of Trust for Professional Managers

The following replaces Expenses, on page 2 of the Prospectus and Summary Prospectus.
Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The operating expense limitation agreement discussed in the table above is reflected only through March 31, 2025. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Institutional Class	$101	$373	$666	$1,499
Class A	$645	$956	$1,289	$2,229

Please retain this Supplement with your Prospectus and
Summary Prospectus for future reference.